Exhibit 99.1

THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC . AN OFFERING IS MADE ONLY BY A PROSPECTUS . THIS LITERATURE MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS . AS SUCH, A COPY OF THE CURRENT PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING . BEFORE YOU MAKE AN INVESTMENT IN AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC, YOU SHOULD READ AND CAREFULLY REVIEW THE CURRENT PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS INCLUDING THE RISKS, CHARGES AND EXPENSES OF AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC . No offering is made except by a prospectus filed with the Department of Law of the State of New York . Neither the Attorney - General of the State of New York nor any other state or federal regulator has passed on or endorsed the merits American Realty Capital Healthcare Trust III, Inc . or confirmed the adequacy or accuracy of the prospectus . Any representation to the contrary is unlawful . All information contained in this material is qualified in its entirety by the terms of the current prospectus . The achievement of any goals is not guaranteed . * American Realty Capital Healthcare Trust III , Inc . (“ARC HT III”), intends to elect and qualify as a real estate investment trust (“REIT”) commencing with the taxable year ending December 31 , 2015 . If the company does not qualify as a REIT, it may incur increased tax expenses which could reduce distributions . American Realty Capital Healthcare Trust III, Inc. Publicly Registered Non - Traded Real Estate Investment Trust*

2 Risk Factors Risk Factors Investing in our common stock involves a high degree of risk . You should purchase these securities only if you can afford a complete loss of your investment . See the section entitled “Risk Factors” in the prospectus for a discussion of the risks which should be considered in connection with your investment in our common stock . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the fund’s prospectus for a more complete list of risk factors, as well as a discussion of forward - looking statements and other offering details.

3 American Realty Capital Healthcare Trust III, Inc . , or ARC – HT III is a real estate investment trust* focusing primarily on healthcare - related assets including medical office buildings, seniors housing and other healthcare - related facilities . * American Realty Capital Healthcare Trust III, Inc. intends to elect and qualify to be taxed as a real estate investment tru st (“REIT”) commencing with the taxable year ending December 31, 2015. ARC Healthcare Trust III

4 ARC Healthcare III Portfolio Update Data as of Q3, 2015 Occupancy Avg. Lease Term Avg. Property Age Cash NOI GAAP NOI 98% 8.9 Years 9.5 Years 7.0% 7.6% ASSETS Medical Office Buildings 11 Seniors Housing – Operating 1 Seniors Housing - NNN 1 13 Assets $72.7 Million Invested 273,620 Square Feet

5 Balance Sheet ARC Healthcare Trust III American Realty Capital Healthcare Trust III Balance Sheet Metrics - 9/30/2015 (all in $000s) Contract Purchase Price of Assets $74,282 Debt Outstanding: Mortgage Debt Outstanding $5,108 Line of Credit Outstanding $0 Other $0 Total Debt Outstanding $5,108 Debt to Assets 6.9% Cash on balance sheet $48,330 Net debt to Assets N/A Leverage if cash deployed 4.2% Target Leverage 50% Additional debt for target leverage $112,396 Total Leverage $117,504 Total Portfolio $235,008 Assuming target leverage, there is adequate balance sheet capacity to build a $235 million portfolio. Total Target Leverage Total Target Portfolio

6 Key Initiatives ARC Healthcare Trust III • Execute closings on current pipeline of committed acquisitions • Access balance sheet capacity ; introduce leverage up to 50% • Deploy debt proceeds into accretive acquisitions, maximize operating cash flow • Evaluate additional financing options for ARC Healthcare III (e . g . joint venture capital, institutional investors, etc . )

Investing in Healthcare: Why Now? Healthcare was a $2.8 trillion industry in 2012 and is projected to grow to over $5 trillion by 2022 1 Rising Demand Due to Aging Demographics Deeply Fragmented Industry: Less than 10% REIT Owned 2 Significant Growth in Healthcare Industry & Employment Affordable Care Act Fosters Increased Access to Healthcare; Rise in Demand 1. “National Expenditure Projections 2012 - 2022 Table 2: National Health Expenditure Amounts with the Impacts of the Affordable Care Act, and Annual Percent Change by Type of Expenditure: Calendar Years 2006 - 2022. Centers for Medicare & Medicaid Services, Office of the Actuary . 2. NAREIT ‘ REITWatch ’ July 2014. Annual Returns for the FTSE NAREIT US Real Estate Index Series Table. Data as of June 30, 2014 . 18

8 Healthcare Market Opportunity Healthcare Landscape Care Setting Hospital - Based Outpatient $42B Medical Office $250B Seniors Housing $300B Inpatient Rehab Facility $15B Skilled Nursing $100B LTAC Hospitals $18B Hospitals $317B Hospital - Based Outpatient $42B Physician Clinics $203B Medical Office $250B Residential Care Outpatient Care Recovery & Rehabilitation Acute Care Service Intensity (Acuity ) Source: Sg2 and Stifel Nicolaus (presented in the Healthcare Realty Trust investor presentation, February 2013).

9 Executive Management Our real estate team is led by seasoned professionals who have institutional experience investing through various real estate cycles. Our team has a collective 74 years experience in connection with the acquisition and management of healthcare real estate. William M. Kahane | Executive Chairman Mr. Kahane, an AR Capital co - founder, currently holds CEO and board positions for several of the public, non - traded companies currently sponsored by AR Capital. He has over 40 years of experience structuring and managing commercial real estate investments, a J.D., UCLA School of Law and MBA, Stanford University. Thomas D’Arcy | President & Chief Executive Officer Mr. D’Arcy, Chief Executive Officer, has over 30 years of executive experience, specifically in commercial real estate and healthcare. He has served as CEO/Chairman of four publicly - traded companies Ed Lange | Chief Financial Officer & Chief Operating Officer Edward F . Lange, Jr . , is the company's CFO and COO with 30 years of executive experience in healthcare and residential real estate . Has served as CFO, COO and CEO with publicly - owned and private enterprises Todd Jensen | Chief Investment Officer Mr. Jensen currently serves as Chief Investment Officer of ARC Healthcare Trust. He has over 25 years of executive experience in the healthcare space; senior leadership roles with acquisition and development companies and venture platforms

10 Offering Details AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC. Offering Size $3.125 Billion (excluding $625 million registered under the company's distribution reinvestment plan) Price Per Share $25.00 (until the NAV pricing date) 1 Minimum Investment Suitability Gross annual income of $70,000 and net worth of $70,000, or a net worth of $250,000 (Suitability requirements may differ in certain states, including: AL, CA, IA, KS, KY, MA, ME, MI, MO, ND, NE, NJ, NM, OH, OR, PA, TN and WA − For more information, please consult the Prospectus) Share Repurchase Plan Yes No share repurchases will be made in excess of (for any given year) 5% of the weighted average number of shares of common stock outstanding as of December 31st of the prior year. Our board of directors may choose to terminate, suspend or modify our share repurchase program with 30 days notice. The amount we may repurchase under the share repurchase programs is limited to proceeds derived from the DRIP. As a result of these limitations, some or all of your shares may not be repurchased. More detailed information on terms, conditions and limitations can be found in the Prospectus. Distribution Reinvestment Plan Initially at $23.75 1 1 Then, at net asset value per share, beginning with the filing of our second quarterly report with the Securities and Exchan ge Commission pursuant to the Securities Exchange Act of 1934, as amended, or the Exchange Act, for the second full fiscal quarter following the ear lie r of (i) the date on which we have invested all of the net proceeds of our primary offering, plus the net proceeds from debt financing equal to ou r t arget leverage ratio, but excluding working capital reserves and facilities and (ii) August 20, 2017, which is three years from the effective date of this offering. $2,500

11 Risk Factors We are an ‘‘emerging growth company’’ under the federal securities laws and will be subject to reduced public company reporting requirements . Investing in our common stock involves a high degree of risk . You should purchase these securities only if you can afford a complete loss of your investment . See the section entitled ‘‘Risk Factors ’’ beginning on page 36 of the prospectus for a discussion of the risks, which should be considered in connection with your investment in our common stock, including : • We are a newly formed entity with no operating history . • If distributions are declared and paid, the amount of the distributions paid may decrease or distributions may be eliminated at any time . Due to the risks involved in the ownership of real estate, there is no guarantee of any return on your investment, and you may lose all or a portion of your investment . • We are a “blind pool” offering because we currently do not own any properties and we have not identified any properties to acquire . Since we have neither identified nor acquired any investments, you will not have the opportunity to evaluate the merits and/or demerits of such investments . • We focus on acquiring a diversified portfolio of healthcare - related assets located primarily in the United States and are subject to risks inherent in concentrating investments in the healthcare industry . • The healthcare industry is heavily regulated, and new laws or regulations, changes to existing laws or regulations, loss of licensure or failure to obtain licensure could result in the inability of tenants to make lease payments to us . • We are depending on our advisor to select investments and conduct our operations . Adverse changes in the financial condition of our advisor or our relationship with our advisor could adversely affect us . • No established trading market exists, or may ever exist, for our shares of common stock and our shares are, and may continue to be, illiquid . • Market conditions and other factors could cause us to delay our liquidity event beyond the sixth anniversary of the termination of the primary offering . We also cannot assure you that we will be able to achieve a liquidity event . • We established the offering price on an arbitrary basis ; as a result, the actual value of your investment may be substantially less than what you pay .

12 Risk Factors (Continued) • There are substantial conflicts among the interests of our investors, our interests and the interests of our advisor, sponsor, dealer manager and our and their respective affiliates, which could result in decisions that are not in the best interests of our stockholders . • Our sponsor is the sponsor of nine other publicly offered investment programs which invest generally in real estate assets, but not primarily in our target assets, and one publicly offered investment program that invests in the same assets as our target assets, most of which have substantially more resources than we do . • Our investment objectives and strategies may be changed without stockholder consent . • We are obligated to pay fees, which may be substantial, to our advisor, which may result in our advisor recommending riskier investments . • We are obligated to pay the special limited partner a subordinated distribution upon termination of the advisory agreement, which may be substantial and, as a result, may discourage us from terminating the advisor . • We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment if income on, or the value of, the property securing the debt falls . • Our organizational documents permit us to pay distributions from any source, including unlimited amounts from offering proceeds and borrowings . Any of these distributions may reduce the amount of capital we ultimately invest in properties and other permitted investments and negatively impact the value of your investment, especially if a substantial portion of our distributions are paid from offering proceeds . • Our failure to qualify or remain qualified as a REIT would result in higher taxes, may adversely affect our operations, would reduce the amount of income available for distribution and would limit our ability to make distributions to our stockholders . • Commencing on the NAV pricing date, the offering price and repurchase price for our shares, including shares sold pursuant to our DRIP, will be based on NAV, which may not accurately reflect the value of our assets . • There are limitations on ownership and transferability of our shares .

13 Forward Looking Statements Certain statements made in this presentation are forward - looking statements . Those statements include statements regarding the intent, belief or current expectations of American Realty Capital Healthcare Trust III, Inc . (“ ARC HT III”) and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions . Actual results may differ materially from those contemplated by such forward - looking statements . Further, forward - looking statements speak only as of the date they are made, and ARC HT III undertakes no obligation to update or revise forward - looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law . The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause ARC HT III’s actual results to differ materially from those presented in our forward - looking statements : • While ARC HT III is raising capital and investing the proceeds of its on - going initial public offering, the competition for the type of properties it desires to acquire may cause its distributions and the long - term returns of its investors to be lower than they otherwise would be . • ARC HT III depends on occupancy for its revenue, and, accordingly, its revenue is dependent upon the success and economic viability of its healthcare properties . • No public market currently exists, or may ever exist, for shares of ARC HT III common stock and ARC HT III shares are, and may continue to be, illiquid . • ARC HT III may be unable to pay or maintain cash distributions or increase distributions over time . • ARC HT III is obligated to pay substantial fees to its advisor and its advisor's affiliates, including fees payable upon the sale of properties . • ARC HT III is subject to risks associated with the significant dislocations and liquidity disruptions currently existing or occurring in the United States' credit markets .

14 ▪ For account information, including balances and the status of submitted paperwork, please call us at (844) 276 - 1077 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.americanrealtycap.com